UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 15, 2023

IRADIMED CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-36534	73-1408526
(Commission File Number)	(IRS Employer Identification No.)

1025 Willa Springs Dr., Winter Springs, FL	32708
(Address of Principal Executive Offices)	(Zip Code)

(407) 677-8022

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Common stock, par value $0.0001	IRMD	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of Iradimed Corporation (“Iradimed”) was held on Thursday, June 15, 2023. At the meeting, Iradimed’s stockholders voted on the following four proposals and cast their votes as described below.

1.	Stockholders elected each of Roger Susi, Monty Allen, Anthony Vuoto, Hilda Scharen-Guivel and James Hawkins to Iradimed’s Board of Directors, each to hold office until a succeeding annual meeting of stockholders or until such director’s successor shall have been duly elected and qualified (or, if earlier, such director’s removal or resignation from our Board), as set forth below.

Name	Votes For	Votes Withheld	Broker Non-Votes
Roger Susi	9,020,721	1,900,180	706,057
Monty Allen	9,461,154	1,459,747	706,057
Anthony Vuoto	10,356,692	564,209	706,057
Hilda Scharen-Guivel	10,900,200	20,701	706,057
James Hawkins	7,932,064	2,988,837	706,057

2.	Stockholders ratified the selection of RSM US LLP as Iradimed’s independent registered public accounting firm to perform independent audit services for the fiscal year ending December 31, 2023, as set forth below.

11,617,62
Votes For	Votes Against	Abstentions
11,617,623	8,816	519

3.	Stockholders approved an advisory resolution on the compensation of Iradimed’s named executive officers.

Votes For	Votes Against	Abstentions	Broker Non-Votes
10,782,715	133,595	4,591	706,057

4.	Stockholders voted, on an advisory basis, on the frequency of future advisory votes on executive compensation.

5,49
1 Year	2 Years	3 Years	Abstentions
5,490,873	2,622	5,426,105	1,301

5.	Stockholders approved the Iradimed Corporation 2023 Equity Incentive Plan.

Votes For	Votes Against	Abstentions
8,665,347	2,251,481	4,073

6.	Stockholders approved an amendment to our Restated Certificate of Incorporation to limit the liability of certain officers of the Company.

Votes For	Votes Against	Abstentions
10,139,697	779,087	2,117

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRADIMED CORPORATION

Date: June 15, 2023

	By:	/s/John Glenn
	Name:	John Glenn
	Title:	Chief Financial Officer